Exhibit 10.2

[Execution Copy]

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 24, 2009, is by and among BARNES & NOBLE, INC., a Delaware corporation (“Lead Borrower”), the other Persons party hereto as borrowers (collectively, together with the Lead Borrower, the “Borrowers”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), and each of the Lenders party hereto.

RECITALS:

A. The Borrowers, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent, and the other agents party thereto, are parties to that certain Credit Agreement, dated as of September 30, 2009 (as amended hereby and as otherwise amended, restated or modified from time to time, the “Credit Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

B. The parties hereto have agreed to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01 Amendments to Credit Agreement.

(a) Amendments to Section 1.01.

(i) The existing definition of “Availability Reserves” in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (vi) of the second sentence thereof in its entirety and inserting the following in place thereof:

(vi) warehousemen’s or bailee’s charges and other Permitted Encumbrances which may have priority over the interests of the Collateral Agent in the Collateral (other than Excluded Assets),

(ii) The existing definition of “Eligible Accounts Receivables” in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its entirety and inserting the following in place thereof:

(d) Accounts with respect to which a Borrower does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Collateral Agent pursuant to the Security Documents and other Permitted Encumbrances) or which are not subject to a first priority security interest in favor of the Collateral Agent;

(iii) The existing definition of “Eligible Credit Card Receivables” in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (c) thereof in its entirety and inserting the following in place thereof:

(c) Credit Card Receivables with respect to which a Borrower does not have good, valid and marketable title, free and clear of any Lien (other than Liens granted to the Collateral Agent pursuant to the Security Documents and other Permitted Encumbrances);

(iv) The existing definition of “Eligible Inventory” in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “in priority” immediately after the phrase “in favor of the Collateral Agent, subject” in the first line of clause (f) thereof.

(v) The existing definition of “Real Estate Eligibility Requirements” in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “in priority” immediately after the phrase “on the property described therein, subject” in clause (d) thereof.

(b) Amendment to Schedule 5.08(b)(1). Schedule 5.08(b)(1) to the Credit Agreement is hereby amended to add the owned Real Estate set forth on Annex A hereto. The Lenders party hereto hereby waive any Default or Event of Default that may have arisen as a result of the failure of the Borrowers to list the Real Estate set forth on Annex A on Schedule 5.08(b)(1) as of the Closing Date.

(c) Consent to Amendment of Seller Notes. The Lenders party hereto hereby consent to the amendment of each of the Seller Notes to add Barnes & Noble Booksellers, Inc. as a co-issuer thereof and hereby agree that such amendments shall be deemed permitted under the Credit Agreement, including Sections 7.09 and 7.12 thereof.

SECTION 1.02 Effectiveness. This Amendment shall become effective only upon receipt by the Administrative Agent of duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of each Borrower, the Administrative Agent and the Collateral Agent, and the Super-Majority Required Lenders (the “Amendment Effective Date”).

SECTION 1.03 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

SECTION 1.04 Instrument Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

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SECTION 1.05 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

SECTION 1.06 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 1.07 Severability. In case any provision in or obligation under this Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 1.08 Benefit of Agreement. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Borrower may assign or transfer any of its interest hereunder without the prior written consent of the Administrative Agent and each Lender.

SECTION 1.09 Integration. This Amendment represents the agreement of the Borrowers, the Administrative Agent and the Collateral Agent, and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 1.10 Confirmation. Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement, the Security Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 1.11 Loan Documents. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement, the Security Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Security Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement or the Security Agreement specifically referred to by such amendments. Except as expressly amended herein, the Credit Agreement, the Security Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement or the Security Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Credit Agreement or the Security Agreement, as the case may be.

(Signature Pages Follow)

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS: BARNES & NOBLE, INC.

By:	/s/ Maria Florez
Name:	Maria Florez
Title:	VP & Treasurer

B. DALTON BOOKSELLER, LLC

BARNES & NOBLE BOOKQUEST LLC

BARNES & NOBLE BOOKSELLERS, INC.

BARNES & NOBLE MARKETING SERVICES CORP.

BARNES & NOBLE PURCHASING, INC.

BARNES & NOBLE SERVICES, INC.

BARNESANDNOBLE.COM LLC

DOUBLEDAY BOOK SHOPS, INC.

FICTIONWISE LLC

PONDVIEW ASSOCIATES LLC

SPARKNOTES LLC

STERLING PUBLISHING CO., INC.

TIKATOK LLC (f/k/a TKTK ACQUISITION LLC)

By:	/s/ Maria Florez
Name:	Maria Florez
Title:	VP & Treasurer

BARNES & NOBLE COLLEGE BOOKSELLERS, LLC (f/k/a BNCB MERGER SUB, LLC)

By:	/s/ Maria Florez
Name:	Maria Florez
Title:	VP & Treasurer

First Amendment to Credit Agreement

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AGENTS AND LENDERS: BANK OF AMERICA, N.A., as Administrative Agent and as Collateral Agent

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Senior Vice President

First Amendment to Credit Agreement

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JPMORGAN CHASE BANK, NA., as Co-Syndication Agent

By:	/s/ Larry Favre
Name:	Larry Favre
Title:	SVP

First Amendment to Credit Agreement

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WELLS FARGO RETAIL FINANCE, LLC, as Co-Syndication Agent

By:	/s/ Danielle M. Baldinelli
Name:	Danielle M. Baldinelli
Title:	Vice President

First Amendment to Credit Agreement

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SUNTRUST BANK, as Co-Documentation Agent

By:	/s/ B. Earl Garris
Name:	B. Earl Garris
Title:	Director - CIB - ABL

First Amendment to Credit Agreement

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US BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent

By:	/s/ Blake Malia
Name:	Blake Malia
Title:	Vice President

First Amendment to Credit Agreement

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SOVEREIGN BANK, as Co-Senior Managing Agent

By:	/s/ Matilde Reyes
Name:	Matilde Reyes
Title:	Senior Vice President

First Amendment to Credit Agreement

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BANK OF AMERICA, N.A., as a Lender, LC Issuer and Swing Line Lender

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Senior Vice President

First Amendment to Credit Agreement

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JPMORGAN CHASE BANK, NA., as a Lender and LC Issuer

By:	/s/ Larry Favre
Name:	Larry Favre
Title:	Senior Vice President

First Amendment to Credit Agreement

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WELLS FARGO RETAIL FINANCE, LLC, as a Lender and LC Issuer

By:	/s/ Danielle M. Baldinelli
Name:	Danielle M. Baldinelli
Title:	Vice President

First Amendment to Credit Agreement

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SOVEREIGN BANK, as a Lender and LC Issuer

By:	/s/ Matilde Reyes
Name:	Matilde Reyes
Title:	Senior Vice President

First Amendment to Credit Agreement

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SUNTRUST BANK, as a Lender

By:	/s/ B. Earl Garris
Name:	B. Earl Garris
Title:	Director - CIB - ABL

First Amendment to Credit Agreement

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US BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Blake Malia
Name:	Blake Malia
Title:	Vice President

First Amendment to Credit Agreement

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ING CAPITAL LLC, as a Lender

By:	/s/ Bill Redmond
Name:	Bill Redmond
Title:	Managing Director

First Amendment to Credit Agreement

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RBS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC., a subsidiary of RBS CITIZENS, N.A., as a Lender

By:	/s/ John D. Bobbin
Name:	John D. Bobbin
Title:	Vice President

First Amendment to Credit Agreement

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CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:	/s/ Nick Malatestinic
Name:	Nick Malatestinic
Title:	Senior Vice President

First Amendment to Credit Agreement

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FIFTH THIRD BANK, as a Lender

By:	/s/ George B. Davis
Name:	George B. Davis
Title:	Vice President

First Amendment to Credit Agreement

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PNC BANK, NATIONAL ASSOCIATION, SUCCESSOR TO NATIONAL CITY BUSINESS CREDIT, INC., as a Lender

By:	/s/ Matthew Potter
Name:	Matthew Potter
Title:	Vice President

First Amendment to Credit Agreement

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UNION BANK, N.A., as a Lender

By:	/s/ Brent Housteau
Name:	Brent Housteau
Title:	Vice President

First Amendment to Credit Agreement

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COMERICA BANK, as a Lender

By:	/s/ Chris Rice
Name:	Chris Rice
Title:	Corporate Banking Officer

First Amendment to Credit Agreement

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MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Grant C. Gooden
Name:	Grant C. Gooden
Title:	Assistant Vice President

First Amendment to Credit Agreement

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FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Dawn Hofmann
Name:	Dawn Hofmann
Title:	Vice President

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ANNEX A

Additions to Owned Real Property Schedule 5.08(b)(1)

Loan Party	Street Address	County	State
Barnes & Noble Booksellers, Inc.	10701 Centrum Parkway, Pineville, NC	Mecklenburg	NC

Barnes & Noble Booksellers, Inc.	765 Route 17 South, Paramus, NJ	Bergen	NJ

First Amendment to Credit Agreement

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